UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2013

Asset Acceptance Capital Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50552	80-0076779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28405 Van Dyke Avenue

Warren, MI 48093

(Address of Principal Executive Offices)

(586) 939-9600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 6, 2013, Asset Acceptance Capital Corp., a Delaware corporation (“the Company”) announced that the Company had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Encore Capital Group, Inc., a Delaware corporation (“Parent”), and Pinnacle Sub, Inc., a Delaware corporation and wholly owned direct subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned direct subsidiary of Parent.

In respect of services performed as a director of the Company for the preceding calendar year 2012, the Company had planned to issue to each of Philip Goodeve and Gerald Wilkins restricted stock unit awards valued at $55,000 at the time of the Company’s 2013 annual meeting (the “2013 Annual Meeting”). However, in light of the Merger Agreement announced on March 6, 2013, the Company does not expect to hold the 2013 Annual Meeting.

On June 7, 2013, the Company entered into a bonus agreement (collectively, the “Bonus Agreements”) with each of Mr. Goodeve and Mr. Wilkins, whereby the Company agreed to pay a one-time bonus to each of Mr. Goodeve and Mr. Wilkins in the aggregate amount of $55,000 in lieu of the scheduled issuance of restricted stock units of equivalent value at the 2013 Annual Meeting for his services as a director of the Company. Such payments are subject to the completion of the Merger and the transactions contemplated by the Merger Agreement. For additional information concerning the foregoing, copies of the Bonus Agreements are attached hereto as Exhibit 10.1 and 10.2 and are incorporated herein by reference.

Additional Information and Where to Find It

This Current Report on Form 8-K is not a request for or a solicitation of a proxy or an offer to acquire any shares of common stock of the Company. In connection with the proposed transaction with Encore, Encore has filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2013 a Registration Statement on Form S-4, File No. 333-187581 (as amended, the “Registration Statement”), which contains the Company’s proxy statement and also constitutes a prospectus of Encore. Encore has filed with the SEC on May 6, 2013 a prospectus pursuant to Rule 424(b)(3) under the Securities Act of 1933 and the Company has filed with the SEC on May 6, 2013 its definitive proxy statement on Schedule 14A for its special meeting of stockholders. The Registration Statement has been declared effective by the SEC and the Company expects to mail the final proxy statement/prospectus to the Company’s stockholders over the course of the coming week. Stockholders of the Company are urged to read the Registration Statement and the Company’s definitive proxy statement contained therein and all other relevant documents filed with the SEC (as well as any amendments and/or supplements to those documents), as they will contain important information about the proposed merger transaction and the parties to the merger.

The Company’s stockholders will be able to obtain these documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, they may obtain free copies of these by contacting the Company by mail addressed to 28405 Van Dyke Avenue, Warren, Michigan 48093, Attention: Mary Arraf, by telephone at (586) 939-9600 (option 5) or via electronic mail to ir@assetacceptance.com. The Company’s stockholders also may read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger is set forth in the Registration Statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which was filed with the SEC on March 7, 2013, Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2012, which was filed with the SEC on April 26, 2013, and in its definitive proxy statement for its 2012 annual meeting of stockholders filed with the SEC on Schedule 14A on March 28, 2012.

Forward-looking Statements

Statements in this Current Report on Form 8-K and the exhibits filed herewith that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties. The ability of the Company to predict results or the actual effects of its plans and strategies, or those of the combined company, is subject to inherent uncertainty. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements. Risks, uncertainties and other factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (4) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, suppliers, employees, operating results and business generally. In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward- looking statements are set forth in the Registration Statement and Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which was filed with the SEC on March 7, 2013, under the heading “Item 1—A Risk Factors”, in the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2013, which was filed with the SEC on April 29, 2013, and in prior reports on Forms 10-Q and 8-K filed with the SEC by the Company.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Bonus Agreement between Asset Acceptance Capital Corp. and Philip Goodeve, dated June 7, 2013.

10.2	Bonus Agreement between Asset Acceptance Capital Corp. and Gerald Wilkins, dated June 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: June 7, 2013	/s/ E.L. Herbert
	Name:	E.L. Herbert
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Bonus Agreement between Asset Acceptance Capital Corp. and Philip Goodeve, dated June 7, 2013.

10.2	Bonus Agreement between Asset Acceptance Capital Corp. and Gerald Wilkins, dated June 7, 2013.